ADVANCED SERIES TRUST
AST T. Rowe Price Large-Cap Growth Portfolio

Supplement dated May 10, 2016 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST T. Rowe Price Large-Cap Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

I.	The table in the “Management of the Portfolio” section of the Summary Prospectus is hereby revised by removing the current table and substituting it with the information set forth below:

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.	Robert Sharps, CFA	Vice President and Portfolio Manager	December 2005
AST Investment Services, Inc.		Taymour Tamaddon	Portfolio Manager	January 2017

*Note: Robert Sharps is expected to transition off of the Portfolio on or about December 31, 2016. Effective January 1, 2017, Mr. Tamaddon will replace Mr. Sharps as portfolio manager for the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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